[SHIP VANGUARD LOGO]


Vanguard(R) Funds

SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 17, 2006

Vanguard Signal(TM) Shares are currently available only to institutional clients whose accounts are recordkept by Vanguard.

Vanguard  may  modify  this  policy  at  any  time   without   prior  notice  to
shareholders.
































(C)2006 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PSSGNL 082006